Exhibit 99.1

Onyx Acceptance Owner Trust 2004-C

Retail Auto ABS

$450,000,000 Asset-Backed Notes

Onyx Acceptance Financial Corporation
Seller

Onyx Acceptance Corporation
Servicer

$93,000,000 Class A-1 [ ]% Asset-Backed Notes

$132,000,000 Class A-2 [ ]% Asset-Backed Notes

$106,000,000 Class A-3 [ ]% Asset-Backed Notes

$119,000,000 Class A-4 [ ]% Asset-Backed Notes

Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Wachovia Securities Syndicate Desk at (704) 715-7008.

Onyx Acceptance Owner Trust 2004-C

Retail Auto ABS

$450,000,000 Asset-Backed Notes

Onyx Acceptance Financial Corporation
Seller

Onyx Acceptance Corporation
Servicer

$93,000,000 Class A-1 [ ]% Asset-Backed Notes

$132,000,000 Class A-2 [ ]% Asset-Backed Notes

$106,000,000 Class A-3 [ ]% Asset-Backed Notes

$119,000,000 Class A-4 [ ]% Asset-Backed Notes

Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Syndicate Desk at (212) 325-8549.

Onyx Acceptance Owner Trust 2004-C

Retail Auto ABS

$450,000,000 Asset-Backed Notes

Onyx Acceptance Financial Corporation
Seller

Onyx Acceptance Corporation
Servicer

$93,000,000 Class A-1 [ ]% Asset-Backed Notes

$132,000,000 Class A-2 [ ]% Asset-Backed Notes

$106,000,000 Class A-3 [ ]% Asset-Backed Notes

$119,000,000 Class A-4 [ ]% Asset-Backed Notes

Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Merrill Lynch, Pierce, Fenner & Smith Incorporated Syndicate Desk at (212) 449-3659.

ONYX ACCEPTANCE OWNER TRUST 2004-C

Subject to Revision

Term Sheet dated August 16, 2004

The Trust

Onyx Acceptance Owner Trust 2004-C, a Delaware statutory trust, will issue and sell the notes. The trust will be established by a trust agreement among the seller, the owner trustee and the trust agent.

The Seller

Onyx Acceptance Financial Corporation, a Delaware corporation and a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation. The seller’s principal executive offices are located at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610, and its telephone number is (949) 465-3500.

The Servicer

Onyx Acceptance Corporation, a Delaware corporation (“Onyx”). The servicer’s principal executive offices are located at 27051 Towne Centre Drive, Suite 100, Foothill Ranch, California 92610, and its telephone number is (949) 465-3900.

The Backup Servicer

Systems & Services Technologies, Inc., a Delaware corporation (“SST”), as backup servicer under the backup servicing agreement among the backup servicer, the servicer, the seller, the indenture trustee, the insurer and the trust.

The Indenture Trustee

JPMorgan Chase Bank, as indenture trustee under the indenture.

The Owner Trustee

Wilmington Trust Company, as owner trustee under the trust agreement.

The Trust Agent

JPMorgan Chase Bank, as agent of the trust and the owner trustee under the trust agreement.

Note Insurer

XL Capital Assurance Inc. (“XL”) will unconditionally and irrevocably guarantee the timely payment of interest and certain payments of principal (but only as described in the section of this term sheet entitled “The Insurance Policy”) and the ultimate payment of principal on the notes.

Initial Cut-Off Date

The cut-off date for the initial contracts will be August 1, 2004.

Closing Date

The trust expects to issue the notes on or about August 26, 2004.

The Notes

The trust will issue the class A-1 notes, the class A-2 notes, the class A-3 notes and the class A-4 notes, as described on the cover page, under an indenture between the trust and the indenture trustee. The notes will be non-recourse obligations of the trust and will be secured by the trust property described below in this term sheet.

The Residual Interests

The trust will issue certificates representing the residual interests in the trust. The certificates are not offered for sale by this term sheet.

Trust Property

The trust’s assets will include:

1.	a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements, each of which was purchased from the seller and each of which is secured by a new or used automobile, light-duty truck or van;

2.	documents relating to the contracts;

3.	monies received with respect to the contracts on or after the cut-off date applicable to such contracts;

4.	security interests in the financed vehicles and the rights to receive proceeds from claims under insurance policies covering the financed vehicles or the individual obligors under each related contract;

5.	all amounts on deposit in specified accounts, excluding any investment income credited to the collection account which will be paid to the servicer, and excluding any investment income credited to the capitalized interest account, which may be released to the seller under certain circumstances;

6.	the right of the seller to cause Onyx to repurchase contracts under specified circumstances; and

7.	all proceeds of the foregoing.

On the closing date, the seller will deposit approximately $164,000,000 into a segregated trust account, referred to as the prefunding account, for the purchase of additional fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements. Each business day on which such a purchase is made is referred to in the Prospectus Supplement and herein as a “prefunding transfer date”.

Under the indenture, the trust will grant a security interest in the trust property in favor of the indenture trustee, on behalf of the noteholders, and for the benefit of XL in support of the obligations owing to XL under the insurance agreement.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements included in the trust property. The trust will acquire initial contracts with a total principal balance of $216,433,220.01 as of August 1, 2004, the cut-off date for these initial contracts.

Before the closing date, the trust will acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements that have been or will be originated or purchased on or after the cut-off date for the initial contracts but on or before the cut-off date for these additional contracts, which cut-off date is expected to be on or about August 24, 2004. These additional contracts are referred to as “subsequent contracts” in this term sheet.

After the closing date, the trust will use funds from the prefunding account to acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements which are referred to herein as “prefunded contracts.” On the business day preceding each prefunding transfer date, the seller will deliver a transfer certificate to the trust, which certificate will set forth certain information with respect to the prefunded contracts to be transferred on that date, including a cut-off date for those prefunded contracts.

The sum of (i) the total principal balance of the initial contracts as of August 1, 2004, (ii) the total principal balance of the subsequent contracts as of the cut-off date for such subsequent contracts, and (iii) the initial deposit in the prefunding account on the closing date, is expected to be $450,000,000, which is referred to herein as the “original pool balance.”

The trust will acquire the contracts from the seller under a sale and servicing agreement dated as of August 1, 2004.

Characteristics of the Contracts

The initial contracts had the following characteristics as of August 1, 2004:

Weighted average annual percentage rate:

     9.60%

Weighted average remaining term:

     59.76 months

Contracts that allocate interest and principal by the rule of 78’s method or the actuarial method:

     2.28% of the aggregate principal balance of the initial contracts

Contracts that allocate interest and principal by the simple interest method:

     97.72% of the aggregate principal balance of the initial contracts

Contracts secured by new vehicles:

     28.21% of the aggregate principal balance of the initial contracts

Contracts secured by used vehicles:

     71.79% of the aggregate principal balance of the initial contracts

Contracts originated in California:

     25.10% of the aggregate principal balance of the initial contracts

As of August 1, 2004, the aggregate principal balance of the initial contracts originated in any single state other than California did not exceed 6.69% of the aggregate principal balance of the initial contracts as of that date.

None of the initial contracts has a scheduled maturity date later than August 12, 2010.

Because the financial and other data for the subsequent contracts and the prefunded contracts that the trust will acquire on or after August 1, 2004, will differ somewhat from the descriptions of the initial contracts set forth above, the characteristics of the contracts as a whole are likely to vary from the characteristics of the initial contracts.

Distribution Dates

Interest and principal on the notes will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on September 15, 2004.

A business day is a day other than a Saturday, Sunday or any other day on which commercial banks located in California or New York are authorized or required to be closed.

Terms of the Notes

Interest rates:

The trust will pay interest on each class of notes at the rates specified on the cover of this term sheet.

Interest on the notes will accrue monthly, as described under “Description of the Notes – Payments of Interest” in the prospectus supplement. Interest on the notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the class A-1 notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

Principal:

The trust will make payments of principal on the notes monthly, on each distribution date in an amount equal to:

(1) 100% of the principal amortization that occurred on the contracts during the prior calendar month, but not to exceed the amount necessary to build and maintain the amount of overcollateralization required, plus

(2) the amount of excess interest collected on the contracts during the prior calendar month, after paying interest on the notes and paying other expenses, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required.

No principal payments will be made on the class A-2 notes until the class A-1 notes have been paid in full; no principal payments will be made on the class A-3 notes until the class A-2 notes have been paid in full; and no principal payments will be made on the class A-4 notes until the class A-3 notes have been paid in full. The trust must pay the outstanding principal amount of each class of notes, to the extent not previously paid, by the final scheduled distribution date for that class of notes, which occurs in the following months:

class A-1 notes – September 2005
class A-2 notes – September 2007
class A-3 notes – November 2008
class A-4 notes – December 2011

We expect that the outstanding principal balance of each class of notes will be paid in full earlier, and could be paid significantly earlier, than the final scheduled distribution date for that class, depending on a variety of factors.

Mandatory Partial Redemption

If an amount equal to or less than $50,000 remains on deposit in the prefunding account at the end of the funding period, the class A-1 notes will be prepaid in part on the distribution date immediately following the end of the funding period. If an amount in excess of $50,000 remains on deposit in the prefunding account at the end of the funding period, the notes will be prepaid in part, pro rata, based on the then current principal balance of the notes, on the distribution date immediately following the end of the funding period. The amount of any such prepayment will be equal to the balance remaining on deposit in the prefunding account, exclusive of any investment earnings thereon, after giving effect to the sale to the trust of all prefunded contracts during the funding period, including any such sale on the date the funding period ends.

Optional Purchase

The servicer may, but is not obligated to, purchase the contracts on any distribution date on which the principal balance of the contracts has declined to 10% or less of the original pool balance. If the servicer exercises this purchase option, all of the notes then outstanding will be redeemed.

The Prefunding Account

The indenture trustee will establish a segregated trust account, entitled “Prefunding Account — OT 2004-C, JPMorgan Chase Bank, Indenture Trustee,” for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the prefunding account with an initial deposit equal to the amount by which the original principal balance of the notes exceeds the sum of the aggregate principal balances of the initial contracts and the subsequent contracts, which amount is expected to be approximately $164,000,000. The prefunding account will be an asset of the trust.

Earnings on investment of funds in the prefunding account will be used, together with amounts on deposit in the capitalized interest account, to pay interest on the portion of the note balance relating to the prefunding account.

The “funding period” will be the period from the closing date until the earliest to occur of:

•	the date on which the balance remaining in the prefunding account is less than $2,500.00,

•	the date on which a servicer default or an indenture event of default (each as defined in the sale and servicing agreement) occurs, or

•	the close of business on November 24, 2004.

During the funding period, the indenture trustee will use the amounts on deposit in the prefunding account to purchase prefunded contracts from the seller. Any amounts remaining on deposit in the prefunding account at the end of the funding period will be payable as a prepayment of principal to class A-1 noteholders on the immediately following distribution date; provided, however, if the amount remaining on deposit in the prefunding account at the end of the funding period is more than $50,000, such amount will be payable as a prepayment of principal to the holders of all of the notes, pro rata based on the then current principal balance of the notes, on the immediately following distribution date.

The Capitalized Interest Account

The indenture trustee will establish a segregated trust account, entitled “Capitalized Interest Account — OT 2004-C, JPMorgan Chase Bank, Indenture Trustee,” for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the capitalized interest account from a portion of the proceeds received upon the sale of the notes. The capitalized interest account will be available to cover the projected interest shortfall in respect of amounts on deposit in the prefunding account during the funding period. The capitalized interest account will be an asset of the trust.

Overcollateralization

Beginning on the first distribution date, the principal payments on the notes will include an accelerated principal amount. The application of the accelerated principal amounts on the notes is designed to create overcollateralization up to a target amount of 3.00% of the outstanding principal balance of the contracts. Any such accelerated payments will only be made to the extent necessary to build and maintain the target overcollateralization amount and will be equal to the amount remaining on deposit in the payment account for that distribution date after giving effect to distributions of servicing fees, trustee fees, interest payments, regular principal amounts and amounts, including the premium, owing to the insurer under the insurance agreement and any insurer defense costs.

The Spread Account

The indenture trustee will establish a segregated trust account, entitled “Spread Account — OT 2004-C, JPMorgan Chase Bank, Indenture Trustee,” for the benefit of the noteholders and the insurer. The spread account will be an asset of the trust. The noteholders will be afforded limited protection against losses on the contracts by the establishment of the spread account.

On each distribution date, the indenture trustee will deposit funds in the spread account from the collection account, if necessary, to increase the balance in the spread account to a specified maximum amount. On each distribution date, funds will be withdrawn from the spread account to cover any shortfalls in amounts available to pay:

•	the servicing fees and applicable fees of the indenture trustee, the owner trustee and the trust agent;

•	interest due on the notes;

•	if the outstanding principal balance of the notes exceeds the outstanding principal balance of the contracts plus amounts on deposit in the prefunding accounts, principal payments to the noteholders in an amount equal to such excess; and

•	if the distribution date is a final scheduled distribution date for any class of notes, the principal due on that class of notes

The Insurance Policy

On the closing date, XL will issue an insurance policy, under the terms of an insurance agreement, in favor of the indenture trustee, for the benefit of the noteholders.

Under the policy, XL will irrevocably and unconditionally guarantee:

•	timely payment of interest;

•	payments in reduction of principal due on the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate principal balance of the contracts plus amounts deposited in the prefunding account; and

•	the ultimate payment of principal of each note on its final scheduled distribution date.

XL’s obligations under the policy will be discharged to the extent that (i) amounts are deposited by the servicer into the collection account, (ii) amounts are withdrawn from the spread account to cover shortfalls in net collections available to pay principal and interest on the notes, and (iii) amounts due under the policy are received by the indenture trustee, in each case, whether or not the amounts are properly applied by the indenture trustee.

The indenture trustee, the owner trustee and the trust agent will be required to promptly provide notice to XL of any action, proceeding or investigation of which the indenture trustee, the owner trustee or the trust agent, as the case may be, is aware that could adversely affect the trust or the trust estate or the rights or obligations of XL under the transaction documents or the policy. XL may, in its sole discretion, institute, assume or control the defense of such action, proceeding or investigation. XL will have the right to consent to any settlement of any such action, proceeding or investigation. XL will be entitled to reimbursement of all costs and expenses incurred by it (including costs and expenses of the trust agent, the indenture trustee or the owner trustee paid by XL) in connection with such action, proceeding or investigation, including, without limitation, any judgment or settlement entered into affecting XL or XL’s interests, together with interest thereon, payable from (i) funds available to the trust after payment of all amounts due under the sale and servicing agreement to the servicer, the backup servicer, the indenture trustee, the owner trustee and the investors and (ii) amounts in the spread account.

Servicing Fees

The servicer will be responsible for managing, administering, servicing, and collecting on the contracts. As compensation for its services, the servicer will receive a servicing fee and other amounts. The backup servicer will be responsible for reviewing monthly reports and managing, administering, servicing, and collecting on the contracts if the servicer fails to do so. As compensation for its services, the backup servicer also will receive a servicing fee.

Federal Income Tax Status

In the opinion of Andrews Kurth LLP, for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA Considerations

Subject to the considerations discussed under “ERISA Considerations” in the prospectus supplement and in the prospectus, the notes are eligible for purchase by employee benefit plans that are subject to ERISA.

Legal Investment

The class A-1 notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Rating

On the closing date, Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc. will rate the notes in the highest rating category available for the notes. The ratings of the notes will be based substantially on the issuance of the policy by XL.

Registration of the Notes

Initially, the notes will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the notes through DTC, you will not be entitled to receive a definitive note, except under limited circumstances.

THE CONTRACTS

Set forth below is certain data concerning the initial contracts as of the initial cut-off date, which had an aggregate principal balance of $216,433,220.01. Data concerning all of the contracts (including all of the initial contracts, the subsequent contracts and the prefunded contracts) will be available to purchasers of the notes at or before the end of the funding period and will be filed with the SEC on Form 8-K within 15 days after the end of the funding period. Because the financial and other data for the subsequent contracts and the prefunded contracts will differ from the data below for the initial contracts, the characteristics of the contracts are likely to vary from the characteristics of the initial contracts described below.

Composition of the Initial Contracts

Aggregate principal balance	$216,433,220.01
Number of contracts	14,290
Average principal balance outstanding	$15,145.78
Average original amount financed	$15,357.02
Original amount financed (range)	$2,049.58 - $75,000.00
Weighted average APR	9.60%
APR (range)	1.90% to 25.00%
Weighted average original term	60.61 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.76 mos.
Remaining term (range)	8 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.001% to 3.000%	18	0.13%	$318,740.36	0.15%
3.001% to 4.000%	504	3.53%	9,551,320.42	4.41%
4.001% to 5.000%	1,206	8.44%	23,822,842.61	11.01%
5.001% to 6.000%	1,282	8.97%	25,184,991.28	11.64%
6.001% to 7.000%	1,397	9.78%	26,333,672.75	12.17%
7.001% to 8.000%	1,239	8.67%	21,673,374.52	10.01%
8.001% to 9.000%	1,055	7.38%	16,896,553.71	7.81%
9.001% to 10.000%	1,156	8.09%	16,833,097.16	7.78%
10.001% to 11.000%	817	5.72%	11,339,183.90	5.24%
11.001% to 12.000%	708	4.95%	9,487,324.72	4.38%
12.001% to 13.000%	796	5.57%	10,344,676.06	4.78%
13.001% to 14.000%	705	4.93%	8,759,523.12	4.05%
14.001% to 15.000%	690	4.83%	8,299,771.44	3.83%
15.001% to 16.000%	562	3.93%	6,356,985.54	2.94%
16.001% to 17.000%	451	3.16%	5,142,297.70	2.38%
17.001% to 18.000%	411	2.88%	4,308,445.78	1.99%
18.001% to 19.000%	323	2.26%	3,227,497.91	1.49%
19.001% to 20.000%	278	1.95%	2,689,627.38	1.24%
20.001% to 21.000%	244	1.71%	2,189,707.61	1.01%
Over 21.000%	448	3.14%	3,673,586.04	1.70%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	151	1.06%	$2,296,907.84	1.06%
Arizona	588	4.11%	8,970,594.06	4.14%
California	3,241	22.68%	54,326,951.30	25.10%
Colorado	162	1.13%	2,079,705.84	0.96%
Connecticut	57	0.40%	790,393.42	0.37%
Delaware	167	1.17%	2,207,865.30	1.02%
Florida	981	6.86%	14,486,900.24	6.69%
Georgia	763	5.34%	12,722,436.49	5.88%
Idaho	86	0.60%	1,253,443.50	0.58%
Illinois	843	5.90%	11,610,843.14	5.36%
Indiana	176	1.23%	2,197,982.94	1.02%
Iowa	142	0.99%	1,914,457.07	0.88%
Kansas	94	0.66%	1,373,176.84	0.63%
Kentucky	84	0.59%	1,147,546.27	0.53%
Maryland	235	1.64%	3,917,610.40	1.81%
Massachusetts	199	1.39%	2,744,865.00	1.27%
Michigan	700	4.90%	9,214,975.59	4.26%
Minnesota	118	0.83%	1,514,898.82	0.70%
Mississippi	41	0.29%	537,603.08	0.25%
Missouri	400	2.80%	5,685,442.09	2.63%
Montana	28	0.20%	324,501.26	0.15%
Nebraska	37	0.26%	591,205.44	0.27%
Nevada	337	2.36%	5,347,839.20	2.47%
New Hampshire	99	0.69%	1,202,194.36	0.56%
New Jersey	837	5.86%	11,434,422.42	5.28%
New York	154	1.08%	2,397,962.69	1.11%
North Carolina	345	2.41%	6,018,502.35	2.78%
North Dakota	4	0.03%	101,057.48	0.05%
Ohio	313	2.19%	4,367,722.45	2.02%
Oklahoma	116	0.81%	1,664,170.33	0.77%
Oregon	210	1.47%	2,791,364.08	1.29%
Pennsylvania	524	3.67%	7,264,558.13	3.36%
South Carolina	172	1.20%	2,663,004.48	1.23%
South Dakota	30	0.21%	521,194.69	0.24%
Tennessee	246	1.72%	3,832,054.90	1.77%
Texas	717	5.02%	12,030,044.21	5.56%
Utah	143	1.00%	2,039,983.04	0.94%
Vermont	9	0.06%	146,553.10	0.07%
Virginia	530	3.71%	7,608,548.24	3.52%
Washington	153	1.07%	2,135,538.58	0.99%
West Virginia	16	0.11%	272,271.62	0.13%
Wisconsin	10	0.07%	143,282.30	0.07%
Wyoming	32	0.22%	540,645.43	0.25%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

DELINQUENCY AND LOAN LOSS INFORMATION

Delinquency and Loan Loss Information

     The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 2001. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a certain period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

Delinquency Experience of Onyx Motor Vehicle Contract Portfolio
(Dollars in Thousands)

	June 30,		December 31,
	2004	2003	2003	2002	2001
Serviced portfolio	$2,849,279	$2,894,435	$2,843,446	$2,905,968	$2,864,338
Delinquencies (1) (2)
30-59 days	$18,319	$30,867	$28,084	$51,645	$78,056
60-89 days	$4,136	$9,002	$5,889	$14,127	$20,859
90+ days	$3,213	$5,632	$4,955	$9,118	$15,887
Total delinquencies as a percent of servicing portfolio	0.90%	1.57%	1.37%	2.58%	4.01%

(1)	Delinquencies include principal amounts only, net of repossessed inventory and accounts in bankruptcy. Delinquent repossessed inventory as a percent of the serviced portfolio was 0.58%, 0.61% and 0.77% at December 31, 2003, 2002 and 2001, respectively and 0.37% and 0.54% at June 30, 2004 and 2003, respectively. Delinquent thirty-plus day contracts in bankruptcy as a percent of the serviced portfolio were 0.90%, 1.05% and 1.09% at December 31, 2003, 2002 and 2001, respectively and 0.80% and 0.95% at June 30, 2004 and 2003, respectively.

(2)	The period of delinquency is based on the number of days payments are contractually past due.

Loan Loss Experience of Onyx Motor Vehicle Contract Portfolio
(Dollars in Thousands)

	Six Months Ended June 30,		Year Ended December 31,
	2004	2003	2003	2002	2001
Number of contracts	274,343	287,815	280,459	291,898	289,426
Period end serviced portfolio.	$2,849,279	$2,894,435	$2,843,446	$2,905,968	$2,864,338
Average serviced portfolio (1)	$2,844,977	$2,896,998	$2,877,831	$2,883,497	$2,818,572
Number of gross charge-offs	6,227	7,010	13,341	13,182	12,985
Gross charge-offs	$29,987	$41,355	$74,398	$97,074	$90,772
Net charge-offs (2)	$22,047	$34,548	$60,998	$79,803	$78,411
Net charge-offs as a percent of average serviced portfolio	1.55%	2.39%	2.12%	2.77%	2.78%

(1)	Average is based on daily balances.

(2)	Net charge-offs are gross charge-offs minus recoveries on contracts previously charged off.